UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 12, 2003

     UNITED SECURITY BANCSHARES
(Exact name of registrant as specified in its chapter)

     CALIFORNIA
(State or other jurisdiction
of incorporation
    000-32897
(Commission
File Number)
     91-2112732
(IRS Employer
Identification No.)

   1525 E. Shaw Ave, Fresno, California  93710
(Address of principal executive offices)

Registrant's telephone number: (559) 248-4943

Item 5. Other Events.

On December 11, 2003, United Security Bancshares announced that it has entered into a definitive Agreement and Plan of
Reorganization and Merger with Taft National Bank pursuant to which Taft National Bank will merge into United Security
Bancshares.  A copy of such press release dated December 11, 2003 is attached, and incorporated herein by reference as Exhibit
99.1.

Item 7. Exhibits.

     (c) Exhibits

          99.1
   Press Release dated December 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2003

   /S/  Kenneth L. Donahue
Senior Vice President and
Chief Financial Officer